SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Parnassus Funds

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Parnassus Income Funds

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PARNASSUS FUNDS

PARNASSUS INCOME FUNDS

1 Market Street, Suite 1600

San Francisco, California 94105

Notice of Special Meeting of Shareholders

Of Parnassus Funds and Parnassus Income Funds

To be Held March 22, 2016

To Shareholders of Parnassus Funds and Parnassus Income Funds:

We invite you to attend a special meeting of shareholders of Parnassus Funds (the “Parnassus Trust”) and Parnassus Income Funds (the “Income Trust”, together with the Parnassus Trust, the “Trusts”). The Parnassus Trust consists of four mutual funds: the Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Asia Fund. The Parnassus Income Trust consists of two mutual funds: the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund. The Funds are managed by Parnassus Investments (the “Adviser”). Each of the mutual funds referenced above is referred to herein as a “Fund”, and, collectively, they are referred to herein as the “Funds”.

The special meeting will be held on March 22, 2016, at 6:30 p.m., local time, at the Palace Hotel, 2 New Montgomery Street, San Francisco, California 94105. As we describe in the accompanying proxy statement, the shareholders will vote on a proposal to elect four trustees, and on any other business that properly comes before the special meeting.

Before the special meeting, there will be a reception from 6:00 p.m. to 6:30 p.m., local time. Following the special meeting, portfolio managers will conduct a question and answer session. If you plan to attend the reception and special meeting, please RSVP by emailing Marie Lee at marie.lee@parnassus.com or by calling (415) 778-2607.

We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided, or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet. You retain the right to revoke the proxy at any time before it is actually voted by delivering notice of such revocation to the Secretary of the Trusts in open meeting or by filing with the Secretary of the Trusts either a notice of revocation or a duly executed proxy bearing a later date.

We look forward to seeing you at the special meeting.

PARNASSUS FUNDS PARNASSUS INCOME FUNDS Jerome L. Dodson President of Parnassus Funds and Parnassus Income Funds

San Francisco, California

February 11, 2016

Important Notice Regarding the Availability of Proxy Material, for the Shareholder Meeting to be held on March 22, 2016

The Proxy Statement and copies of the Funds’ most recent annual and semi-annual reports to shareholders are available at www.proxyonline.com/docs/Parnassus.pdf.

FREQUENTLY ASKED QUESTIONS

Q:	Why have I received this proxy statement?

Our trustees have sent you this proxy statement, starting around February 11, 2016, to ask for your vote as a shareholder of the Funds.

Q:	What am I voting on?

You will vote on the election of four trustees if you owned shares of the Funds on the record date of the special meeting. Our trustees are not aware of any other matter that will be presented to you at the special meeting.

Q:	How may I vote my shares?

By mail. You may vote by completing, dating and signing a proxy card and mailing it as soon as you can. The shares of shareholders who complete and properly sign a proxy card and return it before the special meeting will be voted as directed by such shareholder at the special meeting and any adjournments or postponements of the special meeting. The shares of a shareholder who properly signs and returns a proxy card, but does not specify how to vote, will be voted for the election of the nominees listed below.

By telephone or via the Internet. Shareholders who hold their shares directly in their own names may vote by telephone or via the Internet by following the instructions supplied on the proxy card supplied by us. Shareholders who hold their shares in “street name” through a bank, broker, nominee, fiduciary or other holder of record may also be able to vote their shares by telephone or via the Internet, as a large number of banks and brokerage firms are participating in programs that allow such methods of voting. If a shareholder’s bank or brokerage firm is participating in programs that allow voting by telephone or via the Internet, then such bank or brokerage firm will provide the shareholder with instructions for voting by telephone or via the Internet. If a shareholder votes by telephone or via the Internet, then such shareholder does not need to return the proxy card by mail.

In person. Written ballots will be available before the special meeting commences. Shareholders who hold their shares in “street name” through a bank, broker, nominee, fiduciary or other holder of record must obtain a proxy, executed in such shareholder’s favor, from the record holder in order to vote their shares at the special meeting if they decide to attend in person. However, shareholders who send in their proxy cards, and also attend the special meeting, do not need to vote again unless they wish to revoke their proxy.

Telephone and Internet voting procedures, if available, are designed to authenticate shareholders’ identities to allow shareholders to give their voting instructions and to confirm that their instructions have been properly recorded.

Q:	Who is entitled to vote?

If you owned shares of the Funds as of the close of business on the record date, February 1, 2016, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date.

Q:	Do I need to attend the special meeting in order to vote?

No. You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q:	How will proxies be solicited?

We will solicit proxies primarily by mail. In addition, certain of our officers and employees may solicit by telephone and personally. We will not pay these officers and employees specifically for soliciting proxies. The Funds will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material, except for any solicitor’s fees and expenses. Also, we will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds. We reserve the right to retain a proxy solicitor to solicit proxies, in which case our investment adviser will pay the solicitor’s fees and expenses.

Q:	How many shares of the Funds’ stock are entitled to vote?

As of the February 1, 2016 record date, the number of shares of the Funds that were entitled to vote at the special meeting were 18,531,799.749 shares of the Parnassus Fund, 49,640,314.646 shares of the Parnassus Endeavor Fund, 21,938,150.910 shares of the Parnassus Mid Cap Fund, 700,573.365 shares of the Parnassus Asia Fund, 323,400,221.837 shares of the Parnassus Core Equity Fund, and 11,846,087.847 shares of the Parnassus Fixed Income Fund.

Q:	What happens if the special meeting is adjourned?

The special meeting could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve the nominees are not received. If the special meeting is adjourned, then it will be reconvened at the same or some other place, to be announced at the meeting at which the adjournment is taken. At the adjourned special meeting, any business may be transacted that might have been transacted at the original special meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments. Parnassus Investments will hold the question and answer session and reception at the Palace Hotel on March 22nd even if the shareholder meeting is adjourned.

If the shareholders fail to elect one or more of the trustees, then the board of trustees will take such further action as it deems to be in the best interests of the Funds’ shareholders, which may include reducing the size of the board in such a manner that a majority of the trustees of the Funds consist of trustees previously elected by shareholders, or reproposing the election of any trustees who are not elected.

Q:	What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to the election of trustees, a quorum is present with respect to the Funds if one-third of the shares entitled to be cast are present in person or by proxy.

Q:	What happens if I sign and return my proxy card but do not mark my vote?

Jerome L. Dodson and John V. Skidmore II, as proxies, will vote your shares to elect the nominees for trustee.

Q:	May I revoke my proxy?

Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering notice of such revocation to the Secretary of the Trusts in open meeting or in writing by filing with the Secretary of the Trusts either a notice of revocation or a duly executed proxy bearing a later date. Presence at the special meeting by a shareholder who has signed a proxy does not itself revoke the proxy.

Q:	Who will count the votes?

A representative of AST Fund Solutions will tabulate the votes and John V. Skidmore II will act as inspector of election.

Q:	How can I obtain a copy of the annual report?

You may request a copy of the latest annual report and the latest semi-annual report for the Funds by writing to Parnassus Funds, Attention: Secretary, 1 Market Street, Suite 1600, San Francisco, California 94105, by calling 1-800-999-3505, or you may view the reports at www.parnassus.com. We will furnish these copies free of charge.

PROPOSAL: ELECTION OF TRUSTEES

Trustee Nominees. At the special meeting, shareholders are being asked to elect four trustees. Each trustee will hold office during the lifetime of the Funds until the election of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Funds’ charter documents.

Section 16(a) of the Investment Company Act requires that at least a majority of the Funds’ trustees be elected by the shareholders. With the retirement of Donald V. Potter on December 31, 2015, the Funds’ board of trustees ceased to have a majority of trustees who had previously been elected by shareholders, as only Jeanie S. Joe and Jerome L. Dodson were previously elected by shareholders. So, the Funds called the special meeting to have all of the trustees elected or re-elected, as the case may be, by shareholders.

All four of the nominees, Jeanie S. Joe, Donald J. Boteler, Alecia A. DeCoudreaux, and Jerome L. Dodson, are current trustees. Each nominee has consented to being named as a nominee and to serve if elected. As proxies, Jerome L. Dodson and John V. Skidmore II intend to vote for the election of all of the trustees’ nominees. Should the Funds lawfully identify or nominate substitute nominees before the special meeting, the Funds will file supplemental proxy material that identifies such nominee(s), discloses whether such nominee(s) has (have) consented to being named in the proxy material and to serve if elected and includes the relevant required disclosures with respect to such nominee(s).

Certain important information regarding each of the nominees (including their principal occupations for at least the last five years) is set forth below. The Funds form a “Fund Complex” as defined in the Investment Company Act of 1940.

The Trustees and Officers of the Funds are as set forth on the following pages (ages and employment tenures listed are of as December 31, 2015).

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Jeanie S. Joe, 68 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since 2004 for Parnassus Income Funds and Parnassus Funds	President of Geo/Resource Consultants, a geotechnical and environmental consulting firm, from 1995 -2009. L.E.E.D. accredited professional since 2009.	None	6

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee

Donald J. Boteler, 67 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Audit Committee	Indefinite Since May 2012 for Parnassus Income Funds and Parnassus Funds	Vice President, Operations & Continuing Education, Investment Company Institute, from 1986 to March 2012. Trustee of FAM Funds since October 2012.	FAM Funds	6

Alecia A. DeCoudreaux, 61 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite Since December 2013 for Parnassus Income Funds and Parnassus Funds	President of Mills College since 2011. Vice President and Deputy General Counsel of Eli Lilly from 2010-2011. Vice President and General Counsel of Lilly U.S.A. from 2005-2009.	CVS Health Corporation	6

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Portfolios in Parnassus Complex Overseen by Trustee
INTERESTED TRUSTEE (Mr. Dodson is an “interested person” of the Funds as defined in the 1940 Act because of his ownership in the Adviser)

Jerome L. Dodson, 72 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Trustee	Indefinite Since 1992 for Parnassus Income Funds Since 1984 for Parnassus Funds	President and Trustee of Parnassus Funds and Parnassus Income Funds since their inceptions April 4, 1984 and August 8, 1990, respectively; President and Director of Parnassus Investments since June 1984. Portfolio manager since 1984. CEO of Parnassus Investments from 1984 to present.	None	6

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Jerome L. Dodson)

Todd C. Ahlsten, 43 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Chief Investment Officer of Parnassus Investments since 2008; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001.

Benjamin E. Allen, 38 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2015	Vice President of Parnassus Funds and Parnassus Income Funds since 2015. Co-Portfolio Manager of the Parnassus Core Equity Fund since 2012. Director of Research of Parnassus Investments from 2007 to 2013.

Marc C. Mahon, 38 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Principal Accounting Officer and Treasurer	Indefinite Since 2007	Chief Financial Officer and Principal Accounting Officer of Parnassus Income Funds, Parnassus Funds and Parnassus Investments since 2007. Treasurer of Parnassus Income Funds and Parnassus Funds since 2007.

John V. Skidmore II, 50 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Income Funds, Parnassus Funds and Parnassus Investments since 2008.

Downey H. Blount, 45 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Secretary	Indefinite Since 2015	Chief Compliance Officer of Parnassus Funds Distributor since April 2015. Senior Compliance Officer of Parnassus Investments since January 2014. Project Manager of Parnassus Investments from June 2013 to December 2013. Homemaker from 2009 to June 2013.

Jerome L. Dodson has been a Trustee and Portfolio Manager of the Funds since the inception of the fund family in 1984. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by Parnassus Investments for the Funds, led to the conclusion that he should serve as a trustee. Jeanie S. Joe, Donald J. Boteler and Alecia A. DeCoudreaux have served as Trustees from 2004, 2012 and 2013, respectively. As reflected in the information provided in the table above, they are all experienced business persons and consultants, familiar with financial statements and responsible investing. Each takes a constructive and thoughtful approach to addressing issues facing the Funds. This combination of skills and attributes led to the conclusion that each should serve as a Trustee.

The governing documents for the Trusts include a mandatory retirement age of 70 for independent trustees. Effective as of December 10, 2015, the independent trustees named Jeanie S. Joe as Lead Independent Trustee. The Trusts do not have a Chairman of the Board. As President of the Trusts, Jerome L. Dodson is the presiding officer at all meetings of the Board of Trustees. The Trusts have determined that having a Lead Independent Trustee and no Chairman is appropriate for the Funds and the board. Having a Lead Independent Trustee and a supermajority of independent trustees (75% of the board is comprised of independent trustees) allows the board and management to have proper alignment and dialogue on all matters within the authority of the board, including those related to risk oversight.

Trustee Compensation. For the calendar year ended December 31, 2015, the Trusts paid each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $163,000 in addition to reimbursement for certain out-of-pocket expenses. For the calendar year ending December 31, 2016, the Trusts will pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $135,000 in addition to reimbursement for certain out-of-pocket expenses. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments to the Trustees who are not affiliated with Parnassus Investments for the calendar year ended December 31, 2015.

Compensation Table

Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Jeanie S. Joe	$163,000	None	$163,000
Donald J. Boteler	$163,000	None	$163,000
Alecia A. DeCoudreaux	$163,000	None	$163,000

(1)	Each of the above named Trustees is a Trustee of the Funds who is not affiliated with the Adviser. Trustees who are interested do not receive compensation from the Trusts.

Trustee Ownership of Funds. The following table sets forth the dollar range of shares of the portfolios of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2015, which is also the valuation date:

Name	Parnassus Fund	Parnassus Core Equity Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Fund	Parnassus Asia Fund	Parnassus Fixed Income Fund	Total in Family of Investment Companies
Interested Trustee
J. Dodson	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001- $50,000	Over $100,000

Independent Trustees
J. Joe	Over $100,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$1- $10,000	$1- $10,000	Over $100,000
D. Boteler	$50,001- $100,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$10,001- $50,000	$10,001- $50,000	Over $100,000
A. DeCoudreaux	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	Over $100,000

Trustee Meetings and Committees. The board of trustees has a standing audit committee, but does not have a standing compensation committee or nominating committee (or other similar committees). The board of trustees believes that it is appropriate not to have a nominating committee because the board as a whole can adequately serve the function of considering potential trustee nominees from time to time as needed.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Funds and the Funds’ service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of the four independent trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. The audit committee is responsible for assisting the board of trustees in overseeing the Funds’ independent auditors, accounting policies and procedures, and other areas relating to the Funds’ auditing processes (including advising the board on the election of independent auditors, reviewing the scope of the annual audit activities of the auditors and reviewing audit results).

The boards of trustees held five meetings in 2015. Each trustee attended at least 75% of the aggregate of (a) the total number of meetings of the board and (b) the total number of meetings held by all committees of the board on which the trustee served.

General Nominating Policies, Procedures and Processes. The board of trustees as a whole is responsible for identifying, evaluating and recommending nominees for trustee. However, the independent trustees of the board of trustees are responsible for selecting and nominating any independent trustees. While the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) do not have a formal process for identifying and evaluating trustee candidates, in identifying and evaluating nominees for trustee, the board or the independent trustees, as the case may be, seek to ensure:

1. that the board of trustees possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2. that the board of trustees is comprised of trustees who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Trusts.

The board of trustees and independent trustees (with respect to selecting and nominating independent trustees) look at each nominee on a case-by-case basis regardless of who recommends the nominee to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. At a minimum, each trustee nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the board of trustees or the independent trustees, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

1. Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a trustee.

2. Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Trusts’ operations and interests.

3. Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.

4. Have the ability to discus major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Trusts. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

5. For audit committee members, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.

Process for Shareholder Trustee Nominees. The board of trustees and independent trustees (with respect to selecting and nominating independent trustees) do not have a formal policy with regard to the consideration of any trustee candidates recommended by shareholders, but the board may consider recommendations that are submitted in accordance with the process described below. Because of the size of the board of trustees and the historical small turnover of its members, the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) addresses the need to retain members and fill vacancies after discussion among current members. Accordingly, the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) have determined that it is appropriate not to have such a policy at this time.

While the board of trustees and independent trustees (with respect to selecting and nominating independent trustees) are not required to consider candidates recommended by the Funds’ shareholders for election as trustees, the board of trustees in its discretion may consider such recommendations. Any shareholder that wishes to nominate a trustee candidate should submit complete information as to the identity and qualifications of the trustee candidate. At a minimum, this information should include

(a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds in other companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a trustee nominee should be delivered to Parnassus Funds, Attention: Secretary, 1 Market Street, Suite 1600, San Francisco, California 94105.

Shareholder Communications with Board of Trustees. Shareholders of the Funds may communicate with the board of trustees (or individual trustees serving on the board of trustees) by sending written communications, addressed to any trustee or to the board of trustees as a group, to Parnassus Funds, Attention: Trustees, at 1 Market Street, Suite 1600, San Francisco, California 94105, who will ensure that this communication (assuming it is properly marked care of the board of trustees or care of a specific trustee) is delivered to the board of trustees or the specified trustee, as the case may be.

Attendance of Trustees at Annual Meetings. The Funds do not hold annual meetings and therefore do not have a policy with regard to trustees’ attendance at such meetings.

Required Vote. Shareholders elect trustees by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Funds will be elected as trustees. As a result, under a plurality voting standard in an uncontested election, each nominee is elected or reelected to the board of trustees so long as a single vote is cast in favor of his or her election. Shareholders of the Parnassus Trust will vote only for the trustees of the Parnassus Trust and shareholders of the Income Trust will vote only for the trustees of the Income Trust. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares which do not vote, whether by abstention or otherwise, will not affect the election of trustees.

Recommendation. The trustees recommend a vote “for” all the nominees.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Ownership of Management. The following tables set forth certain information regarding the beneficial ownership of shares of the Funds as of February 1, 2016 by: (a) the named executive officer, Jerome L. Dodson, and each trustee and (b) the named executive officer and trustees as a group:

Parnassus Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jeanie S. Joe	2,713.168	*
Donald J. Boteler	1,687.134	*
Alecia A. DeCoudreaux	618.606	*
Jerome L. Dodson	274,136.465	1.48%
Named executive officers, trustees and nominees as a group (4 persons)	289,417.577	1.56%

*	Less than 1%.

Parnassus Endeavor Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jeanie S. Joe	714.902	*
Donald J. Boteler	1,370.312	*
Alecia A. DeCoudreaux	639.394	*
Jerome L. Dodson	462,005.196	*
Named executive officers, trustees and nominees as a group (4 persons)	477,251.739	*

*	Less than 1%.

Parnassus Mid Cap Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jeanie S. Joe	947.329	*
Donald J. Boteler	2,526.268	*
Alecia A. DeCoudreaux	929.266	*
Jerome L. Dodson	28,881.864	*
Named executive officers, trustees and nominees as a group (4 persons)	43,361.084	*

*	Less than 1%.

Parnassus Asia Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jeanie S. Joe	143.041	*
Donald J. Boteler	2,454.891	*
Alecia A. DeCoudreaux	1,870.900	*
Jerome L. Dodson	172,872.907	24.68%
Named executive officers, trustees and nominees as a group (4 persons)	196,788.117	28.10%

*	Less than 1%.

Parnassus Core Equity Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jeanie S. Joe	1,060.834	*
Donald J. Boteler	914.959	*
Alecia A. DeCoudreaux	763.657	*
Jerome L. Dodson	35,240.824	*
Named executive officers, trustees and nominees as a group (4 persons)	134,232.452	*

*	Less than 1%.

Parnassus Fixed Income Fund

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Ownership
Jeanie S. Joe	134.800	*
Donald J. Boteler	1,223.951	*
Alecia A. DeCoudreaux	1,776.048	*
Jerome L. Dodson	1,178.092	*
Named executive officers, trustees and nominees as a group (4 persons)	4,662.144	*

*	Less than 1%.

Ownership of Principal Shareholders. As of February 1, 2016, the following tables set forth certain information regarding the beneficial ownership of shares of each of the Funds by each person or entity known by us to own beneficially more than 5% of the Fund in question:

Parnassus Fund - Investor Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab, Inc.	2,774,737.768*	16.01%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services, LLC	2,396,742.100*	13.83%
200 Liberty Street
New York, NY 10281

Pershing LLC	1,056,033.236*	6.09%
Pershing Plaza
Jersey City, NJ 07399

Parnassus Fund - Institutional Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
National Financial Services, LLC	86,798.674*	7.41%
200 Liberty Street
New York, NY 10281

*	The shares owned by Charles Schwab, Inc., National Financial Services, LLC and Pershing LLC were owned of record only.

Parnassus Endeavor Fund - Investor Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
National Financial Services, LLC	16,827,185.070*	35.43%
200 Liberty Street
New York, NY 10281

Charles Schwab, Inc.	8,191,466.177*	17.25%
101 Montgomery Street
San Francisco, CA 94104

American Enterprise Investment Service	3,575,480.129*	7.53%
P.O. Box 9446
Minneapolis, MN 55440

Pershing LLC	2,820,280.487*	5.94%
Pershing Plaza
Jersey City, NJ 07399

Parnassus Endeavor Fund - Institutional Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
National Financial Services, LLC	561,598.551*	26.09%
200 Liberty Street
New York, NY 10281

Mr. Jerome Dodson	287,454.143	13.35%
1 Market Street, Suite 1600
San Francisco, CA 94105

Charles Schwab, Inc.	214,974.419*	9.99%
101 Montgomery Street
San Francisco, Ca 94104

Pershing LLC	165,219.058*	7.68%
Pershing Plaza
Jersey City, NJ 07399

State Street Bank and Trust Co.	134,788.315*	6.26%
1200 Crown Colony Drive, CC10313
Quincy, MA 02169

Wells Fargo Bank NA FBO	134,334.261*	6.24%
MCF – Parnassus 13461880
P. O. Box 1533
Minneapolis, MN 55480

*

The shares owned by National Financial Services, LLC, Charles Schwab, Inc., American Enterprise Investment Service, Pershing LLC, State Street Bank and Trust Co. and Wells Fargo Bank NA were owned of record only.

Parnassus Mid Cap Fund - Investor Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab, Inc.	6,604,916.961*	31.57%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services, LLC	4,638,895.354*	22.17%
200 Liberty Street
New York, NY 10281

Pershing LLC	1,252,579.953*	5.99%
Pershing Plaza
Jersey City, NJ 07399

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
American Enterprise Investment Service	1,145,370.603*	5.47%
P.O. Box 9446
Minneapolis, MN 55440

Parnassus Mid Cap Fund - Institutional Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab, Inc.	460,000.400*	52.10%
101 Montgomery Street
San Francisco, CA 94104

Pershing LLC	151,529.480*	17.16%
Pershing Plaza
Jersey City, NJ 07399

National Financial Services, LLC	52,040.514*	5.89%
200 Liberty Street
New York, NY 10281

*	The shares owned by Charles Schwab, Inc., National Financial Services, LLC, Pershing LLC and American Enterprise Investment Service were owned of record only.

Parnassus Asia Fund - Investor Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab, Inc.	149,413.349*	33.07%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services, LLC	59,861.356*	13.25%
200 Liberty Street
New York, NY 10281

Pershing LLC	25,526.197*	5.65%
Pershing Plaza
Jersey City, NJ 07399

Parnassus Asia Fund - Institutional Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Parnassus Investments	101,175.392	40.68%
1 Market Street, Suite 1600
San Francisco, CA 94105

Mr. Jerome Dodson	85,675.188	34.45%
1 Market Street, Suite 1600
San Francisco, CA 94105

National Financial Services, LLC	49,459.205*	19.89%
200 Liberty Street
New York, NY 10281

*	The shares owned by Charles Schwab, Inc., National Financial Services, LLC and Pershing LLC were owned of record only.

Parnassus Core Equity Fund - Investor Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab, Inc.	103,707,647.079*	45.92%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services, LLC	46,119,049.564*	20.42%
200 Liberty Street
New York, NY 10281

Parnassus Core Equity Fund - Institutional Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab, Inc.	22,775,717.502*	23.34%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services, LLC	14,968,748.854*	15.34%
200 Liberty Street
New York, NY 10281

Pershing LLC	6,749,699.285*	6.92%
Pershing Plaza
Jersey City, NJ 07399

*	The shares owned by Charles Schwab, Inc., National Financial Services, LLC and Pershing LLC were owned of record only.

Parnassus Fixed Income Fund - Investor Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab, Inc.	2,696,390.968*	23.59%
101 Montgomery Street
San Francisco, CA 94104

National Financial Services, LLC	2,059,226.402*	18.01%
200 Liberty Street
New York, NY 10281

TD Ameritrade, Inc.	777,298.449*	6.80%
P. O. Box 2226
Omaha, NE 68103-2226

Pershing LLC	676,693.330*	5.92%
Pershing Plaza
Jersey City, NJ 07399

Parnassus Fixed Income Fund - Institutional Shares

Name and Address of Owner	Number of Shares Owned	Percentage Ownership
Charles Schwab, Inc.	118,363.643*	21.62%
101 Montgomery Street
San Francisco, CA 94104

Michael George Brown IRA	45,677.392	8.34%
318 4th Street
Brooklyn, NY 11215

Amended & Restated Leslie S. Nason TR	30,170.357	5.51%
Leslie S. Nason, Trustee
3181 Moyer Road
Williamston, MI 48895

Max Meyer Friedman 1988 Trust	35,733.298	6.53%
David A. Friedman TTEE
2637 Larkin Street
San Francisco, CA 94109

*	The shares owned by Charles Schwab, Inc., National Financial Services, LLC, TD Ameritrade, Inc. and Pershing LLC were owned of record only.

AUDIT AND NON-AUDIT FEES

Independent Public Accountant. Deloitte & Touche LLP are the Funds’ current principal accountants, and were the principal accountants of the Funds for the fiscal year ended December 31, 2015. To our knowledge, representatives from Deloitte & Touche LLP will not be present at the special meeting and, therefore, they will not be available to respond to questions.

Audit Committee Pre-approval Polices and Procedures. The audit committee of the Trusts is required to pre-approve all audit services and permitted non-audit services provided by Deloitte & Touche LLP or any other independent public accountant engaged by the Trusts (the “Auditor”). The audit committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Funds’ investment adviser, Parnassus Investments, and (b) any entity controlling, controlled by, or under common control with the Funds’ investment adviser that provides ongoing services to the Trusts (entities in (a) and (b), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Trusts.

For each Trust there is an exception to the foregoing pre-approval requirement for non-audit services that applies if (a) the fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the audit committee constitutes no more than five percent of the total fees and costs paid by the Trust to the Auditor during the fiscal year during which such non-audit services are provided; (b) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (c) each such service is promptly brought to the attention of and approved by the audit committee prior to the completion of the audit (the “de minimis exception”). In addition, for each Trust there is an exception to the foregoing pre-approval requirement for non-audit services provided to Service Affiliates of the Trust that applies if (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the audit committee constitutes no more than five percent of the total fees and costs paid by the Trust and its Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the audit committee prior to the completion of the audit.

The pre-approval policies and procedures of the audit committee of the Trusts for non-audit services are as follows: Explicit pre-approval by the audit committee chair shall be required for any individual non-audit engagement to be performed by the Auditor with estimated fees of $10,000 or less and the audit committee chair will report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full audit committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Trusts shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed.

Fees for Services to the Trusts. Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Trust fiscal years ended December 31, 2014 and 2015 were $166,500 and $154,240 respectively and the Income Trust fiscal years ended December 31, 2014 and 2015 were $101,000 and $113,080 respectively.

Audit-Related Fees. There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the Trusts’ financial statements and are not reported under “Audit Fees”. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the Adviser.

Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Trust fiscal years ended December 31, 2014 and 2015 were $22,200 and $19,860, respectively, and the Income Trust fiscal years ended December 31, 2014 and 2015 were $11,300 and $12,200 respectively.

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported above.

Fees for Non-Audit Services to Service Affiliates. All (100%) of the non-audit services referenced in the table below were pre-approved by the audit committee to the extent required by applicable law, except for certain audit-related services pursuant to the de minimis exception described above for non-audit services provided to Service Affiliates. The audit committee has not considered whether the provision of the de minimis services to the Adviser is compatible with maintaining the independence of Deloitte & Touche LLP. The following table provides information on the aggregate fees billed by Deloitte & Touche LLP for non-audit services rendered to the Service Affiliates* for each of the last two fiscal years:

Fiscal Year Ended	Audit-Related Fees(1)	Tax Fees(2)	All Other Fees	Totals
December 31, 2014	$267,500	$33,500	$0	$301,000
December 31, 2015	$267,320	$32,060	$0	$299,380

*	Parnassus Investments and Parnassus Funds Distributor are the Trusts’ only Service Affiliates. No fees were billed by Deloitte & Touche LLP to Parnassus Funds Distributor.
(1)	Includes aggregate fees billed for review of internal controls.
(2)	Includes aggregate fees billed for tax compliance, tax advice and tax planning.

Additional Information on Fees for Non-Audit Services to the Trusts and Service Affiliates. The following table provides the aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Trusts and Parnassus Investments for each of the last two fiscal years. No fees were billed by Deloitte & Touche LLP to Parnassus Funds Distributor.

	Aggregate Non-Audit Fees Billed to Entity
Entity	Fiscal Year Ended 12/31/2014	Fiscal Year Ended 12/31/2015
Parnassus Trust	$22,200	$19,860
Parnassus Income Trust	$11,300	$12,200
Totals	$33,500	$32,060

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

The investment adviser and administrator for the Funds is Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105. Jerome L. Dodson, President of the Parnassus Funds trust and the Parnassus Income Funds trust, owns and controls the majority of the stock of Parnassus Investments via his living trust and trusts for his children. Mr. Dodson can thus be considered a “control person” of Parnassus Investments.

The principal underwriter (or distributor) for the Funds is Parnassus Funds Distributor, 1 Market Street, Suite 1600, San Francisco, California 94105. Parnassus Funds Distributor is wholly owned by Parnassus Investments. As the distributor, Parnassus Funds Distributor makes a continuous offering of the Funds’ shares. Parnassus Funds Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2015.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The trustees know of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

You may request a copy of the latest annual report and the latest semi-annual report by writing to Parnassus Funds, Attention: Secretary, 1 Market Street, Suite 1600, San Francisco, California 94105, by calling 1-800-999-3505 or you may view the reports at www.parnassus.com. We will furnish these copies free of charge.

PARNASSUS FUNDS PARNASSUS INCOME FUNDS Jerome L. Dodson President of Parnassus Funds and Parnassus Income Funds

San Francisco, California

February 11, 2016

PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE, DATED JANUARY 25, 2016 PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! Shareholder Address SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-877-536-1556 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 123456789012 Parnassus Funds PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2016 The undersigned, revoking prior proxies, hereby appoints Jerome L. Dodson and John V. Skidmore II, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Parnassus Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Fund and the Parnassus Asia Fund, each a series of Parnassus Funds (the “Funds”) to be held at the Palace Hotel, 2 New Montgomery Street, San Francisco, California 94105, on March 22, 2016, at 6:30 p.m. local time, or at any adjournment or postponement thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-536-1556. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 22, 2016. The proxy statement for this meeting and copies of the Funds’ most recent annual and semi-annual reports to shareholders are available at: www.proxyonline.com/docs/parnassus.pdf

PROXY CARD [Fund name] YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Funds’ Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE TO THE BOARD OF TRUSTEES. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • FOR WITHHOLD 1. To elect four trustees to hold office until their respective successors are chosen and qualified: 1a. Jeanie S. Joe 1b. Donald J. Boteler 1c. Alecia A. DeCoudreaux 1d. Jerome L. Dodson

PRELIMINARY PROXY STATEMENT, SUBJECT TO CHANGE, DATED JANUARY 25, 2016
PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
Shareholder Address
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free 1-877-536-1556 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
123456789012
Parnassus Income Funds
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2016
The undersigned, revoking prior proxies, hereby appoints Jerome L. Dodson and John V. Skidmore II, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, each a series of Parnassus Income Funds (the “Funds”) to be held at the Palace Hotel, 2 New Montgomery Street, San Francisco, California 94105, on March 22, 2016, at 6:30 p.m. local time, or at any adjournment or postponement thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.
Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-536-1556. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 22, 2016. The proxy statement for this meeting and copies of the Funds’ most recent annual and semi-annual reports to shareholders are available at:
www.proxyonline.com/docs/parnassus.pdf

PROXY CARD [Fund name] YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Funds’ Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE TO BOARD OF TRUSTEES. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR WITHHOLD 1. To elect four trustees to hold office until their respective successors are chosen and qualified: 1a. Jeanie S. Joe 1b. Donald J. Boteler 1c. Alecia A. DeCoudreaux 1d. Jerome L. Dodson THANK YOU FOR VOTING